VIP CASH RESERVE SERIES

a series of Delaware VIP Trust

Supplement Dated December 13, 2002 to the Series'
Prospectus dated May 1, 2002

On December 5, 2002, the Board of Trustees of Delaware VIP Trust (the "Trust") unanimously voted to approve paying a share dividend to shareholders of record of the VIP Cash Reserve Series ("Series") as of the close of business on December 20, 2002, or such other date prior to the end of the Fiscal year as the appropriate officer(s) shall determine necessary or appropriate (the "Record Date"), at the rate of nine Series shares, of the applicable class, for each Series share then outstanding. This share dividend would be effective as of the close of business on the Record Date.

As the intent of these transactions is merely to effect, in fact, a stock split, and not to otherwise distribute income or capital gains to the Series' shareholders, this share dividend will not be taxable to Series shareholders and there will be no other adverse tax consequences to either the Series or its shareholders. All references in the Series' prospectus to the stable value price of the Series as $10 (including the Series' investment objective) shall be changed to $1 effective as of the Record Date. With the change to $1, the Series will continue to pursue its investment objective of seeking to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $1 per share.

The following replaces the information in the second paragraph on page 6 in the section entitled "Valuation of shares":

The Series is offered for purchase, redemption and exchange at a stable price of $1.00 per share on each business day that the Series is open. The Series is generally open on each business day that the New York Stock Exchange is open. We strive to manage the value of the Series' securities to stabilize the Series' net asset value (NAV) at $1.00 per share. Although we make every effort to maintain a stable price and NAV, there is no assurance that we will always be able to do so. We determine the Series' NAV by calculating the value of all the securities and assets in the Series' portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. We normally value the Series' portfolio securities at amortized cost.

Please keep this supplement for future reference.

The date of this Supplement is December 13, 2002.